UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

Portman Ridge Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 23rd Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTMN	The NASDAQ Global Select Market
6.125% Notes due 2022	KCAPL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Portman Ridge Finance Corporation, a Delaware Corporation (the “Company”) with the Securities and Exchange Commission on December 19, 2019 (the “Initial Form 8-K”). As previously reported in the Initial Form 8-K, on December 18, 2019, the Company completed its acquisition of OHA Investment Corporation, a Maryland corporation. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements are filed as Exhibit 99.1 to this report and incorporated in their entirety herein by reference:

Audited Consolidated Financial Statements of OHA Investment Corporation as of and for the years ended December 31, 2018 and 2017.

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Statements of Cash Flows

Consolidated Schedules of Investments

Notes to Consolidated Financial Statements

Schedule 12 – 14 Investments in and Advances to Affiliates

Unaudited Consolidated Financial Statements of OHA Investment Corporation as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018.

Consolidated Balance Sheets for the nine months ended September 30, 2019 (unaudited) and December 31, 2018

Consolidated Statements of Operations for the three months ended September 30, 2019 and 2018 and the nine months ended September 30, 2019 and 2018 (unaudited)

Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2019 and 2018 (unaudited)

Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 and 2018 (unaudited)

Consolidated Schedule of Investments as of September 30, 2019 (unaudited) and December 31, 2018

Notes to Consolidated Financial Statements (unaudited)

(b) Pro Forma Financial Statements.

The following pro forma information is filed as Exhibit 99.2 to this report and incorporated in its entirety herein by reference:

Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition as of September 30, 2019

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018

Unaudited Pro Forma Condensed Consolidated Schedule of Investments as of September 30, 2019

(d) Exhibits

23.1	Consent of Ernst & Young LLP

99.1	Audited Consolidated Financial Statements of OHA Investment Corporation as of and for the years ended December 31, 2018 and 2017 and Unaudited Consolidated Financial Statements of OHA Investment Corporation as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018.

99.2	Unaudited Pro Forma Condensed Consolidated Statement of Operations as of September 30, 2019, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTMAN RIDGE FINANCE CORPORATION

By:	/s/ Edward U. Gilpin
Edward U. Gilpin
Chief Financial Officer

Date: March 3, 2020